                                                                    Exhibit 10.4

September 22, 2006

Belden CDT Inc.
7701 Forsyth, Suite 800
St. Louis, Missouri 63105
Attention: Stephen H. Johnson

Re: Credit Agreement, dated as of January 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Belden CDT Inc., a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the Lenders from time to time parties thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     You have requested that the Required Lenders consent to the investment by the Credit Parties or any of their Subsidiaries of up to $5,000,000 in Capital Stock issued by Extricom Ltd., an Israeli private company, (the "Target Investment"), which investment is not otherwise permitted by the provisions of Sections 6.4(b) and 6.5 of the Credit Agreement. Accordingly, the undersigned Lenders hereby consent to the making of the Target Investment by the Credit Parties, notwithstanding the provisions of Sections 6.4(b) or 6.5 of the Credit Agreement. It is hereby understood and agreed that the amount of the Target Investment shall not count against the $2,000,000 Investment basket set forth in clause (n) of the definition of "Permitted Investments".

     Except for the foregoing limited consent, all terms and conditions of the Credit Agreement shall remain in full force and effect, without modification or limitation. This Consent shall not constitute a consent to any other action or inaction by the Borrower or any other Credit Party, nor shall it operate as a waiver of any other right, power, or remedy of any Lender or the Administrative Agent under, or of any provision contained in, the Credit Agreement or any other Credit Document or under applicable law (all of which rights and remedies are hereby expressly reserved by the Lenders and the Administrative Agent), except as specifically provided herein. Each of the Guarantors acknowledges and consents to the terms of this Consent and agrees that this Consent does not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

                  [remainder of page intentionally left blank]

AGENT AND LENDERS:                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Administrative Agent and a Lender


                                        By: /s/ David K. Hall
                                            ------------------------------------
                                        Name: David K. Hall
                                        Title: Director - Agency Management

                                        NATIONAL CITY BANK


                                        By: /s/ Eric Hartman
                                            ------------------------------------
                                        Name: Eric Hartman
                                        Title: Vice President

                                        COMERICA BANK
                                        Name of Institution


                                        By: /s/ Mark J. Leveille
                                            ------------------------------------
                                        Name: Mark J. Leveille
                                        Title: Assistant Vice President

                                        Bank of America N.A.
                                        Name of Institution


                                        By:    /s/ HARVEY H. THAYER, JR.
                                            ---------------------------------
                                        Name:  Harvey H. Thayer, Jr.
                                              -------------------------------
                                        Title: Managing Director

                                        THE NORTHERN TRUST COMPANY


                                        By: /s/ Roger McDougal
                                            ---------------------------------
                                        Name: Roger McDougal
                                        Title: Vice President

                                        FIFTH THIRD BANK


                                        By: /s/ Shawn D. Hagan
                                            ---------------------------------
                                        Name: Shawn D. Hagan
                                        Title: Vice President

                                        ING Bank N.V.
                                        Name of Institution


                                        By: /s/ B.F.G Jacobs
                                            ---------------------------------
                                        Name: B.F.G Jacobs
                                        Title: principal Relationshipmanager


                                        /s/ P.A.J. van Vuuren
                                        -------------------------------------
                                        Name: P.A.J. van Vuuren
                                        Title: Directeur Bedrijven &
                                               Instellingen

                                        U. S. Bank National Association
                                        Name of Institution


                                        By: /s/ John Holland
                                            ------------------------------------
                                        Name: John Holland
                                        Title: Senior Vice President

                                        Acknowledged and Agreed:

BORROWER:                               BELDEN CDT INC.,
                                        a Delaware corporation


                                        By: /s/ Stephen H Johnson
                                            ------------------------------------
                                        Name: Stephen H Johnson
                                        Title: Treasurer


GUARANTORS:                             BELDEN WIRE & CABLE COMPANY,
                                        a Delaware corporation


                                        By: /s/ Stephen H Johnson
                                            ------------------------------------
                                        Name: Stephen H Johnson
                                        Title: Treasurer


                                        BELDEN CDT NETWORKING, INC.,
                                        a Washington corporation


                                        By: /s/ Stephen H Johnson
                                            ------------------------------------
                                        Name: Stephen H Johnson
                                        Title: Treasurer


                                        NORDX/CDT CORP.,
                                        a Delaware corporation


                                        By: /s/ Stephen H Johnson
                                            ------------------------------------
                                        Name: Stephen H Johnson
                                        Title: Treasurer


                                        THERMAX/CDT, INC.,
                                        a Delaware corporation


                                        By: /s/ Stephen H Johnson
                                            ------------------------------------
                                        Name: Stephen H Johnson
                                        Title: Treasurer

                                        BELDEN HOLDINGS, INC.,
                                        a Delaware corporation


                                        By: /s/ Stephen H Johnson
                                            ------------------------------------
                                        Name: Stephen H Johnson
                                        Title: Treasurer


                                        BELDEN TECHNOLOGIES, INC.,
                                        a Delaware corporation


                                        By: /s/ Stephen H Johnson
                                            ------------------------------------
                                        Name: Stephen H Johnson
                                        Title: Treasurer


                                        BELDEN INC.,
                                        a Delaware corporation


                                        By: /s/ Stephen H Johnson
                                            ------------------------------------
                                        Name: Stephen H Johnson
                                        Title: Treasurer


                                        CDT INTERNATIONAL HOLDINGS INC.,
                                        a Delaware corporation


                                        By: /s/ Stephen H Johnson
                                            ------------------------------------
                                        Name: Stephen H Johnson
                                        Title: Treasurer